UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2023

Mercantile Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBWM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 2.02	Results of Operations and Financial Condition.

Earnings Release

On October 17, 2023, Mercantile Bank Corporation (“Mercantile”) issued a press release announcing earnings and other financial results for the quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information with regard to the Earnings Release is incorporated here by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 in this Current Report on Form 8-K, including the portions of Exhibit 99.1 related to the Earnings Release, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On October 12, 2023, the Board of Directors of Mercantile (the "Board") increased its size from six to eight members and appointed Amy Sparks and Raymond Reitsma to fill the vacancies.

Ms. Sparks joined Mercantile’s wholly owned subsidiary, Mercantile Bank (the “Bank”), as a Director in 2022. She is the Owner, President, and Chief Executive Officer of Nuvar, Inc., a Michigan-based manufacturing company. Ms. Sparks is also a Certified Public Accountant with over three decades of experience. Ms. Sparks will serve as a member of the Board’s Audit, Compensation, and Governance and Nominating Committees. The Board has determined that Ms. Sparks satisfies the definition of “independent director” and the heightened independence standards for service on the Board's Audit and Compensation Committees under the NASDAQ listing standards. The Board has also determined that Ms. Sparks qualifies as an “audit committee financial expert” under the criteria established by the Securities and Exchange Commission in Item 407(d)(5) of Regulation S-K and possesses "banking or related financial management expertise,” as defined in Appendix A to Part 363 of the Federal Deposit Insurance Corporation Rules and Regulations.

Mr. Reitsma was appointed Chief Operating Officer of Mercantile on January 1, 2022. He has been President of the Bank since January 1, 2017 and was appointed Executive Vice President of Mercantile effective May 24, 2018. As a result of Mr. Reitsma’s service as an executive officer of Mercantile, the Board has determined that Mr. Reitsma does not satisfy the definition of “independent director” nor the heightened independence standards for service on the Board's Audit and Compensation Committees under the NASDAQ listing standards. Thus, Mr. Reitsma will not serve on any committees of the Board.

Both Ms. Sparks and Mr. Reitsma will stand for election at Mercantile’s next annual meeting of shareholders in May of 2024. Ms. Sparks will participate in Mercantile’s standard outside director compensation program as outlined in Exhibit 10.1 below.

Mercantile issued a press release on October 17, 2023 announcing the appointment of Ms. Sparks and Mr. Reitsma to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information with regard to the appointment of Ms. Sparks and Mr. Reitsma under the heading “Newly Appointed Mercantile and Mercantile Bank Board of Director Members” is incorporated here by reference.

Item 7.01	Regulation FD Disclosure.

Mercantile has prepared presentation materials (the "Conference Call & Webcast Presentation") that management intends to use during its previously announced Third Quarter 2023 conference call on Tuesday, October 17, 2023 at 10:00 am Eastern Time, and from time to time thereafter in presentations about Mercantile’s operations and performance. Mercantile may use the Conference Call & Webcast Presentation, possibly with modifications, in presentations to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in Mercantile and its business.

A copy of the Conference Call & Webcast Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated here by reference. The Conference Call & Webcast Presentation is also available on Mercantile’s website at http://ir.mercbank.com. Materials on Mercantile’s website are not part of or incorporated by reference into this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be "filed" for purposes of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Director Fee Summary, incorporated by reference to exhibit 10.20 of our Form 10-K filed March 3, 2023

99.1
Press release of Mercantile Bank Corporation dated October 17, 2023, reporting financial results and earnings for the quarter ended September 30, 2023 and announcing appointment of directors to the Board

99.2	Mercantile Bank Corporation Conference Call & Webcast Presentation dated October 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation
By:	/s/ Charles E. Christmas
Executive Vice President, Chief
Financial Officer and Treasurer

Date: October 17, 2023

Exhibit Index

Exhibit Number	Description

10.1	Director Fee Summary, incorporated by reference to exhibit 10.20 of our Form 10-K filed March 3, 2023

99.1
Press release of Mercantile Bank Corporation dated October 17, 2023, reporting financial results and earnings for the quarter ended September 30, 2023 and announcing appointment of directors to the Board

99.2	Mercantile Bank Corporation Conference Call & Webcast Presentation dated October 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)